LANDAUER, INC. Acquisition of IZI Medical Products, LLC November 14, 2011

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Agenda 61550; Introduction  Landauer Strategic Plan Overview  Acquisition Criteria  IZI Medical Products Overview  Transaction Overview  LDR Dividend Policy  Fiscal 2011 Guidance  Q&A Session 3

Introduction  Landauer, Inc. (“Landauer”or the “Company”) is the global leader in radiation science and services ― Occupational Radiation Monitoring ― Medical Physics Radiation Management  IZI Medical Products, LLC (“IZI”or “IZI Medical Products”) is a leading provider of high quality medical consumable accessories used in radiology, radiation therapy, and image guided surgery procedures  Landauer acquired 100% of the outstanding equity of IZI Medical Products for approximately $93 million cash, subject to certain customary purchase price adjustments  Landauer financed the entire purchase price and refinanced existing debt with a new $175 million revolving debt facility ― Also provides in excess of $40 million for potential future strategictransactions and working capital needs 4

LANDAUER

Landauer Strategy Overview


Strategic Priorities
1. Optimize Core
2.Competitive Growth
3. Strategic Expansion
Deliver Upside Growth
FY2010
FY2012
FY2015
Beyond
Value Creation

2006 - 2010

Optimize the Core

- New Management
- Restructure: Cost
- IT/ERP system upgrades

Competitive Growth

- OSL / InLight – new international market access
- New Channels and Geographies
  - Military, First Responder
- New Products/Existing/Channel
  - Patient Monitoring

2010 and Beyond

Strategic Expansion

- Radiation Safety Continuum
  - Medical Physics acquisition
  - **IZI Medical Products Acquisition**

5

Pursue Accretive Acquisitions  Market characteristics: ―Growth > GDP ―Market leader in unique or niche market ―Significant market opportunity  Leverages/expands competencies ―Healthcare preference Acquisition Criteria –Core Business  Demonstrated ability to identify, acquire, and seamlessly integrate strategic tuck-in acquisitions  Disciplined cash management has positioned the Company to capitalize on strategic acquisitions  Since 2009, Landauer has completed 6 acquisitions in Medical Physics and 2 acquisitions in Occupational Radiation Monitoring 6  Differentiated technologies / processes  Strong management team  Recurring revenue, strong cash flow / ROIC

IZI at a Glance  1991 Founded  Baltimore, MD Headquarters  30 Employees  $14M Revenue YTD (nine months ended 9/30)  100% Recurring Revenue  1,000+ Annual Customers Served ($ in millions) History of Strong Revenue Growth Company Overview  Provides high quality medical accessories used in Radiology, Radiation Therapy, and Image Guided Surgery procedures ― Over two decades of research and development expertise ― Products increase procedural accuracy while decreasing procedural time  Demonstrates a history of new and innovative product launches  Broad product portfolio ranging from consumables used with MRI, CT, and Mammography technologies to highly engineered passive reflective markers used during Image Guided Surgery procedures  IZI’s markers are highly versatile and cross functional and can be used across a broad range of medical specialties 7

IZI Medical Products Overview  Spherz® ― Sterile, disposable passive reflective markers aid registration and instrument tracking during image guided surgery procedures  Multi-Modality Markers ― Artificial reference points used on radiology image to provide clear and accurate reference point on scans  IZI Gold Fiducial Markers ― Designed with a proven size and shape perfect for soft tissue volume registration  Robust product pipeline and a successful history of leveraging established product channels to quickly gain market penetration 8 Spherz® Fiducial Markers Multi-Modality Markers Other Markers

IZI –Market Overview 9  Serves the attractive Radiation Oncology, Radiology, and Image Guided Surgery end markets  Image Guided Surgery global market continues to reflect strong growth opportunity ― Image Guided Surgery navigation technology can be used in a variety of medical specialties –Neurosurgery, Orthopedic, Spine, Ear, Nose, and Throat ― Minimally invasive procedures continue to become more affordableand widespread – expected market growth of 7% -10%  Radiology and Radiation Oncology continue to experience solid growth ― Over 1.2 million PET and MRI procedures performed in the US annually ― 50% of cancer cases treated with Radiation Therapy, either aloneor in combination with surgery or chemotherapy ― IZI has brought to market several products targeting the mammography end market with 8,700 centers nationwide and over 40 million procedures performed annually

IZI –Broad and Diverse Customer Base  IZI’s customer base includes buyers at several stages along the supply chain including distributors, manufacturers of image guided navigation equipment, and product end users  Targets community hospitals, radiation oncology clinics, mammography clinics, and imaging centers ― Sells direct to over 1,000 domestic hospital clinics and to over1,600 distinct medical departments ― 80% of total revenue is to hospital end users  Utilize distributors for sales in 25 international countries ― International sales are only 3% of sales in 2010, but underestimate the use of IZI’s products internationally as domestic OEM’s resell IZI’s private label products directly overseas ― International market presents strong growth potential going forward 10

Transaction Overview  Acquired 100% of the outstanding equity of IZI Medical Products for approximately $93 million cash, subject to certain customary purchase price adjustments  The acquisition is expected to be $0.12 to $0.16 accretive to EPS (earnings per share) in fiscal 2012  Acquisition may be treated as a purchase of assets for tax purposes, utilizing a 338(h)(10) election under the Internal Revenue Code – This election will provide Landauer with a net present value of future tax benefits of an estimated $18.6 million  Landauer intends to finance the entire purchase price and refinance Landauer’s existing debt with a new $175 million revolving debt facility – This new line of credit is intended to cover the cost of the transaction, refinance existing debt, as well as provide in excess of $40 million for future strategic transactions or working capital needs 11

12 LDR Dividend Policy  We are committed to maintaining a competitive dividend and will continue to return cash to shareholders in this manner going forward  Board of Directors declared a regular quarterly cash dividend of$0.55 per share for the first quarter of fiscal 2012 – This represents an annual rate of $2.20 per share, consistent with fiscal 2011 levels – The dividend will be paid on January 4, 2012 to shareholders of record on December 9, 2011

13 Fiscal 2011 Guidance  Affirm Fiscal 2011 Guidance (provided during fiscal third quarter earnings call) – Fiscal 2011 consolidated revenue –$120 to $126 million – Fiscal 2011 net income –$24 to $26 million  Full quarterly and annual results as well as an outline for fiscal 2012 guidance will be given during the upcoming fourth quarter and full year 2011 earning call – Approximately December 6, 2011

14 Transaction Rationale  IZI represents a logical extension of Landauer’s radiation safety continuum ― Significant channel leverage in U.S. and international markets for expanded product offering ― Enhances complementary product / service offerings ― Accretive both financially and operationally ― Broadens addressable market ― Brings talented team with innovative culture

Questions? 15